FOURTH AMENDMENT TO HOTEL MANAGEMENT AGREEMENT

This FOURTH AMENDMENT TO HOTEL MANAGEMENT AGREEMENT (this “Fourth Amendment”) is made and entered as of the 23rd day of February, 2022, by and between PLAYA CANA B.V., a private limited liability company organized under the laws of the Netherlands (“Owner”), and ___________________, a company duly organized and legally existing under the laws of the Dominican Republic (as assigned by
___________________ (as defined below), “Operator”).

    RECITALS

A.    Owner and ___________________, a limited liability company organized and existing under the laws of Nevis (“___________________”) entered into that certain Hotel Management Agreement, dated as of October 31, 2007, as amended by that certain First Amendment to Hotel Management Agreement dated May 10, 2010, as further amended by that certain Second Amendment to Hotel Management Agreement dated as of August 12, 2013, as assigned by that certain Assignment Agreement, dated December 20, 2018, by and between ___________________, as assignor, and Operator, as assignee, and as further amended by that certain Third Amendment to Hotel Management Agreement dated October 9, 2020 (collectively, as amended and assigned the “Management Agreement”), pursuant to which Operator agreed to manage the Hotel on behalf of Owner.

B    Owner and Operator desire to amend the Management Agreement on the terms, provisions and conditions set forth herein. All capitalized terms referred to in this Fourth Amendment that are not defined herein shall have the meanings set forth in the Management Agreement.

    NOW THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.Section 2.2 of the Management Agreement is hereby deleted in its entirety and replaced by the following:

Section 2.2    Term. The term hereof shall start on the Effective Date and continue up to and including February 28, 2025 (hereinafter referred to as the “Term”); provided that Owner shall have the right to terminate the Management Agreement on December 31, 2022 or any time thereafter without the payment of any termination fee as long as Owner delivers to Operator an irrevocable prior written notice of Operator’s intention to terminate the Management Agreement (the “HMA Termination Election Notice”), which HMA Termination Election Notice, in order to be effective, shall (a) specify the day upon which the termination is to be effective (the “Termination Date”), which Termination Date shall be no earlier than December 31, 2022, and (b) be delivered by Owner to Operator at least ninety (90) days prior to the Termination Date.

2.In connection with the termination of the Management Agreement pursuant to Section 2.2 of the Management Agreement, Owner and Operator shall (and Owner and Operator shall cause their respective affiliates to, as applicable) execute on or prior to the

Termination Date: (i) a Termination of Hotel Management Agreement in the form attached hereto as Exhibit A, and (ii) a Termination and Release of Transaction Agreement in the form attached hereto as Exhibit B.

3.Except as modified herein, (i) the Management Agreement shall remain unmodified and in full force and effect and (ii) the Management Agreement, and the terms and provisions thereof, are hereby ratified and confirmed. If there is any conflict between this Fourth Amendment and the Management Agreement, this Fourth Amendment shall govern and control.

4.This Fourth Amendment may be executed in counterparts, each of which shall be deemed and original and all of which shall be deemed one and the same instrument.

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    IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.
OPERATOR:
___________________
a company duly organized and legally existing under the laws of the Dominican Republic
By:
Name:
Title:
OWNER:
PLAYA CANA B.V.,
a company organized under the laws of the Netherlands
Bruce D. Wardinski, as its Managing Director A

_________________________
Bruce D. Wardinski

Playa Hotels & Resorts N.V., as its Managing Director B

_________________________
Name: Bruce D. Wardinski
Title: Chief Executive Officer
[Signature Page to Fourth Amendment to Hotel Management Agreement-Dreams Palm Beach]